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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 18, 2003

                         COMMUNITY BANCORP OF NEW JERSEY
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             (Exact name of registrant as specified in its charter)

         New Jersey                  000-26587                   22-3495574
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

          3535 Highway 9 North
          Freehold, New Jersey                                           07728
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(Address of principal executive offices)                              (Zip Code)

                                 (732) 843-9000
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               Registrant's telephone number, including area code

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Item 5.  Other Events
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         On August 18, 2003, the Registrant issued a press release announcing the resignation of its Chief Financial Officer.


Item 7.  Financial Statements and Exhibits
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         The following exhibit is filed as part of this Form 8-K

         Exhibit Number    Description
         --------------    -----------

         99 Press release of Registrant dated August 19, 2003 announcing the resignation of its Chief Financial Officer.


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                                  EXHIBIT INDEX
                                  -------------

                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Exhibit No.       Description                                           Page No.
-----------       -----------                                           --------

99                Press release of Registrant dated August 19,             5
                  2003 announcing the resignation of its
                  Chief Financial Officer.



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                                   SIGNATURES
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     Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,
Community Bancorp of New Jersey, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               COMMUNITY BANCORP OF NEW JERSEY
                                               -------------------------------
                                                       (Registrant)

Dated:   August 19, 2003           By: /s/ Robert D. O'Donnell
                                           -------------------------------------
                                           ROBERT D. O'DONNELL
                                           President and Chief Executive Officer